                                                                EXECUTION COPY

                                 FINANCING AGREEMENT

                                        AMONG

                HOUSING FINANCE AUTHORITY OF BROWARD COUNTY, FLORIDA

                                      AS ISSUER,

                                THE BANK OF NEW YORK
                                     AS TRUSTEE

                                         AND

                         OTC APARTMENTS LIMITED PARTNERSHIP
                                     AS BORROWER

                                     RELATING TO

                                      $9,870,000
                         BROWARD COUNTY, FLORIDA MULTIFAMILY
                           HOUSING REVENUE REFUNDING BONDS
                     (BOARDWALK APARTMENTS PROJECTS) SERIES 1996

                              DATED AS OF JUNE 15, 1996



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                                  TABLE OF CONTENTS

                                                                          Page
                                                                          ----
RECITALS ..................................................................  1

                                      ARTICLE I

                            DEFINITIONS AND INTERPRETATION


Section 1.1 Definitions....................................................  2
Section 1.2 Rules of Construction .........................................  2
Section 1.3 Effective Date ................................................  3

                                      ARTICLE II

                      REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.1 Representations, Warranties and Covenants by the Borrower......  4

                                     ARTICLE III

                          THE BONDS AND THE PROCEEDS THEREOF

Section 3.1 Bonds ......................................................... 10

                                      ARTICLE IV

                                  THE MORTGAGE LOAN

Section 4.1 Amount and Source of Mortgage Loan ............................ 11
Section 4.2 Terms of the Mortgage Loan .................................... 11
Section 4.3 Payment of Fees and Expenses................................... 11
Section 4.4 Application of Mortgage Loan Payments ......................... 13
Section 4.5 Notification of Prepayment of Mortgage Note.................... 13

                                      ARTICLE V

               COVENANTS, UNDERTAKINGS AND OBLIGATIONS OF THE BORROWER

Section 5.1 Taxes, Other Governmental Charges and Utility Charges.......... 14
Section 5.2 Compliance With Laws .......................................... 14
Section 5.3 Maintenance of Legal Existence ................................ 14
Section 5.4 Operation of Project .......................................... 15
Section 5.5 Tax Covenants.................................................. 15

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                                                                          Page
                                                                          ----
Section 5.6  Further Assurances and Corrective Instruments ................. 15
Section 5.7  Compliance With Other Documents ............................... 15
Section 5.8  Notice of Certain Events....................................... 16
Section 5.9  Indemnification ............................................... 16
Section 5.10 Right to Perform Borrower's Obligations........................ 17
Section 5.11 Nonrecourse Provisions ........................................ 18

                                      ARTICLE VI

                               MORTGAGE LOAN DOCUMENTS

Section 6.1 Assurances .................................................... 19
Section 6.2 Financial Obligations Personal to the Borrower................. 19

                                     ARTICLE VII

                                     THE PROJECT

Section 7.1 Regulatory Agreement .......................................... 20
Section 7.2 Right to Enforce Compliance ................................... 20
Section 7.3 Damage, Destruction and Condemnation .......................... 20

                                     ARTICLE VIII

                           TRUSTEE'S INTEREST IN AGREEMENT

Section 8.1 Issuer Assignment of this Financing Agreement.................. 21
Section 8.2 Third-Party Beneficiaries ..................................... 21
Section 8.3 Issuer Compliance With Indenture............................... 21

                                      ARTICLE IX

                            EVENTS OF DEFAULT AND REMEDIES

Section 9.1 Events of Default ............................................. 22
Section 9.2 Remedies upon an Event of Default ............................. 23
Section 9.3 Default Under Regulatory Agreement............................. 24
Section 9.4 Limitation on Waivers ......................................... 25
Section 9.5 Notice of Default: Fannie Mae's Right to Cure ................. 26
Section 9.6 Rights Cumulative.............................................. 26

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                                                                          Page
                                                                          ----


                                      ARTICLE X

                                    MISCELLANEOUS

Section 10.1 Notices ...................................................... 27
Section 10.2 Amendment..................................................... 27
Section 10.3 Entire Agreement ............................................. 27
Section 10.4 Binding Effect................................................ 27
Section 10.5 Severability.................................................. 27
Section 10.6 Execution in Counterparts .................................... 28
Section 10.7 Governing Law ................................................ 28
Section 10.8 Limited Liability ............................................ 28
Section 10.9 Term of this Financing Agreement.............................. 28

                                      ARTICLE XI

                                CONTINUING DISCLOSURE

Section 11.1 Furnishing of Information Generally........................... 29
Section 11.2 Continuing Disclosure Undertaking ............................ 29
Section 11.3 Borrower to Provide Information to Trustee.................... 31
Section 11.4 Issuer Not Obligated ......................................... 32



                                         iii
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                                 FINANCING AGREEMENT

    This FINANCING AGREEMENT (this "FINANCING AGREEMENT"), is dated as of June 15, 1996, and entered into by and among the HOUSING FINANCE AUTHORITY OF BROWARD COUNTY, FLORIDA (the "ISSUER"), THE BANK OF NEW YORK, as trustee under the Indenture referred to below (together with its successors and assigns, the "TRUSTEE") and OTC APARTMENTS LIMITED PARTNERSHIP, a Florida limited partnership, (together with its successors and assigns, the "BORROWER").

                                      RECITALS:

         A. As more fully set forth in the Indenture of Trust, of even date herewith, between the Issuer and the Trustee (the "INDENTURE"), the Issuer is issuing its MULTIFAMILY REVENUE REFUNDING BONDS (BOARDWALK APARTMENTS PROJECT) SERIES 1996 in the aggregate principal amount of $9,870,000 (herein the "BONDS").

         B. The parties hereto acknowledge the matters set forth in the Recitals to the Indenture.

    NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual covenants and commitments of the parties set forth herein, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, hereby agree as follows:

                                    ARTICLE I

                          DEFINITIONS AND INTERPRETATION

    SECTION 1.1 DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings set forth in the Indenture. In addition to the terms elsewhere defined in this Financing Agreement, the following terms used in this Financing Agreement (including the recitals) shall have the following meanings unless the context indicates another or different meaning or intent, and such definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

    "BOND DOCUMENTS" means this Financing Agreement, the Regulatory Agreement, the Tax Certificate, the Indenture and the Bond Purchase Agreement, dated June 19, 1996 among Underwriter, the Issuer and the Borrower.

    "EVENT OF DEFAULT" means any event of default specified and defined in
Section 9.1(a) of this Financing Agreement.

    "KEY PRINCIPAL" has the meaning assigned to that term in the Mortgage.

    "MORTGAGE LOAN DOCUMENTS" means the Mortgage Note, the Mortgage and all other documents evidencing, securing or otherwise relating to the Mortgage Loan, including all amendments, supplements, modifications and restatements thereof, excluding, however, the Bond Documents.

    "MORTGAGE NOTE RATE" shall mean a per annum rate of interest calculated in accordance with the Mortgage Note.

    "PERMITTED LIENS" shall mean any easements and restrictions listed in a schedule of exceptions to coverage in the title insurance policy delivered with respect to the Project as required by the Mortgage Loan Documents.

    "PERSON" means any natural person, firm, partnership, association, corporation or public body.

    "TAX CERTIFICATE" means the Tax Compliance Certificate, dated the Closing Date, executed and delivered by the Issuer and the Borrower, as amended, supplemented or otherwise modified from time to time.

SECTION 1.2  RULES OF CONSTRUCTION.

         (a) The singular form of any word used herein, including the terms defined in Section 1.1, shall include the plural, and vice versa, unless the context otherwise requires. The use herein of a pronoun of any gender shall include correlative words of the other genders.

         (b) All references herein to "Articles," "Sections" and other subdivisions hereof are to the corresponding Articles, Sections or subdivisions of this Financing Agreement as originally executed; and the words "herein," "hereof," "hereunder" and other words of similar import refer to this Financing Agreement as a whole and not to any particular Article, Section or subdivision hereof.

         (c) The headings or titles of the several Articles and Sections hereof, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not limit or otherwise affect the meaning, construction or effect of this Financing Agreement or describe the scope or intent of any provisions hereof.

         (d) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with applicable generally accepted accounting principles as in effect from time to time.

         (e) Every "request," "order," "demand," "application," "appointment," "notice," "statement," "certificate," "consent," or similar action hereunder by any party shall, unless the form thereof is specifically provided, be in writing signed by a duly authorized representative of such party with a duly authorized signature.

         (f) The parties hereto acknowledge that each such party and their respective counsel have participated in the drafting and revision of this Financing Agreement and the Indenture. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Financing Agreement or the Indenture or any amendment or supplement or exhibit hereto or thereto.

         (g) Whenever Fannie Mae is required to give its consent or approval to any matter, whether stated as "consent," "written consent," "prior written consent," "approval," "written approval," "prior written approval," or otherwise, the giving of such consent or approval by Fannie Mae shall be in its sole and complete discretion.

         (h) Whenever Fannie Mae shall have any right or option to exercise any discretion, to determine any matter, to accept any presentation or to approve or consent to any matter, such exercise, determination, acceptance, approval or consent shall, without exception, be in Fannie Mae's sole and absolute discretion.

    SECTION 1.3 EFFECTIVE DATE. The provisions of this Financing Agreement shall be effective on and as of the Closing Date, immediately upon the effectiveness of the Indenture.

                                      ARTICLE II

                      REPRESENTATIONS, WARRANTIES AND COVENANTS

      SECTION 2.1 REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE BORROWER. The Borrower represents, warrants and covenants as follows:

         (a) The Borrower is a Florida limited partnership and is qualified to do business in the State and in every other state in which the nature of its business requires such qualification. The Borrower has full power and authority to own its properties and to carry on its business as now being conducted and as contemplated to be conducted with respect to the Project, and to enter into, and to perform and carry out the transactions provided for in this Financing Agreement, all other Bond Documents contemplated hereby to be executed by the Borrower and the Mortgage Loan Documents. This Financing Agreement, the other Bond Documents to which the Borrower is a party, the Mortgage Loan Documents and all other documents to which the Borrower is a party and contemplated hereby or thereby have been duly authorized, executed and delivered by the Borrower and, upon execution and delivery of the other parties thereto, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and general equitable principles.

         (b) Neither the execution and delivery of this Financing Agreement, all other Bond Documents to be executed by the Borrower, the Mortgage Loan Documents or any other documents contemplated hereby or thereby, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Financing Agreement, all other Bond Documents to be executed by the Borrower, the Mortgage Loan Documents or any other documents contemplated hereby or thereby, will violate any provision of law, any order of any court or other agency of government, or any of the organizational or other governing documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower is now a party or by which it or any of its properties or assets is bound, or be in conflict with, result in a breach of or constitute a default (with due notice or the passage of time or both) under any such indenture, agreement or other instrument or any license, judgment, decree, law, statute, order, rule or regulation of any governmental agency or body having jurisdiction over the Borrower or any of its activities or properties, or, except as provided hereunder, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Borrower, except for Permitted Liens.

         (c) The Borrower has and will have fee simple title to the Project, subject to the Permitted Liens. The Borrower is the sole borrower under the Mortgage Loan.

         (d) No litigation or proceeding is pending or, to the knowledge of the Borrower, threatened against the Borrower or with respect to the Project which has a reasonable probability of having a material adverse effect on its financial condition or business, or the

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transactions contemplated by this Financing Agreement, the Indenture, the other
Bond Documents or the Mortgage Loan Documents, or which in any way would adversely affect the validity or enforceability of the Bonds, the Indenture, this Financing Agreement, the other Bond Documents or the Mortgage Loan Documents, or the ability of the Borrower to perform its obligations under this Financing Agreement, the other Bond Documents or the Mortgage Loan Documents executed by the Borrower.

         (e) The Project conforms in all material respects with all applicable zoning, planning, building and environmental laws, ordinances and regulations of governmental authorities having jurisdiction over the Project, all necessary utilities are available to the Project, and the Borrower will obtain all requisite zoning, planning, building and environmental and other permits which may become necessary with respect to the Project. The Borrower has obtained all licenses, permits and approvals necessary for the ownership, operation and management of the Project, including all approvals essential to the transactions contemplated by this Financing Agreement, the Indenture, the other Bond Documents, the Mortgage Loan Documents and any other documents contemplated hereby or thereby.

         (f) The financial statements which have been furnished by or on behalf of the Borrower to the Issuer, the Servicer or Fannie Mae are complete and accurate in all material respects and present fairly the financial condition of the Borrower as of their respective dates in accordance with generally accepted accounting methods applied by the Borrower on a consistent basis, and since the date of the most recent of such financial statements there has not been any material adverse change, financial or otherwise, in the condition of the Borrower, and there has not been any material transaction entered into by the Borrower other than transactions in the ordinary course of business, and the Borrower does not have any material contingent obligations which are not otherwise disclosed in its financial statements. There (i) is no completed, pending or threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting the Project, the Borrower or any Key Principal, and (ii) has been no assertion or exercise of jurisdiction over the Project, the Borrower by any court empowered to exercise bankruptcy powers.

         (g) No event has occurred and no condition exists with respect to the Borrower or the Project that would constitute an Event of Default or which, with the lapse of time, if not cured, or with the giving of notice, or both, would become an Event of Default. The Borrower is not in default under the Regulatory Agreement, the Prior Mortgage or any other document executed in connection with the Prior Loan.

         (h) The Borrower has complied with all the terms and conditions of the Tax Certificate, including the terms and conditions of the exhibits thereto, and the representations set forth in the Tax Certificate pertaining to the Borrower and the Project are true and accurate.

         (i) The Project is, as of the Closing Date, in compliance with all requirements of the Regulatory Agreement, including all applicable requirements of the Act and the Code. The Borrower intends to cause the residential units in the Project to be rented or available for rental on a basis which satisfies the requirements of the Regulatory Agreement, including all applicable requirements of the Act and the Code. All leases will comply with all applicable laws and the Regulatory Agreement. The Project meets the requirements of this Financing Agreement, the Regulatory Agreement, the Act and the Code with respect to multifamily rental housing.

         (j) No information, statement or report furnished in writing to the Issuer, Fannie Mae, the Servicer or the Trustee by the Borrower in connection with this Financing Agreement, the other Bond Documents or Mortgage Loan Documents or the consummation of the transactions contemplated hereby and thereby (including, without limitation, any information furnished by the Borrower in connection with the preparation of any materials related to the issuance delivery or offering of the Bonds on the Closing Date) contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and the representations and warranties of the Borrower and the statements, information and descriptions contained in the Borrower's closing certificates, as of the Closing Date, are true, correct and complete, do not contain any untrue statement or misleading statement of a material fact, and do not omit to state a material fact required to be stated therein or necessary to make the certifications, representations, warranties, statements, information and descriptions contained therein, in the light of the circumstances under which they were made, not misleading; and the estimates and the assumptions contained herein and in any certificate of the Borrower delivered as of the Closing Date are reasonable and based on the best information available to the Borrower.

         (k) To the best knowledge of the Borrower, no member, officer, agent or employee of the Issuer has been or is in any manner interested, directly or indirectly, in that person's own, name or in the name of any other person, in the Bonds, the Bond Documents, the Mortgage Loan Documents, the Borrower or the Project, in any contract for property or materials to be furnished or used in connection with the Project, or in any aspect of the transactions contemplated by the Bond Documents or the Mortgage Loan Documents.

         (l) No authorization, consent, approval, order, registration declaration or withholding of objection on the part of or filing of or with any governmental authority not already obtained or made (or to the extent not yet obtained or made the Borrower has no reason to believe that such authorizations, consents, approvals, orders, registrations or declarations will not be obtained or made in a timely fashion) is required for the execution and delivery or approval, as the case may be, of this Financing Agreement, the other Bond Documents, the Mortgage Loan Documents or any other documents contemplated by this Financing Agreement, the other Bond Documents or the Mortgage Loan Documents, or the performance of the terms and provisions hereof or thereof by the Borrower.

         (m) The Borrower is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any federal or state authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.

         (n) The Borrower acknowledges, represents and warrants that it understands the nature and structure of the transactions relating to the refinancing of the Project; that it is familiar with the provisions of all of the documents and instruments relating to such financing to which it or the Issuer is a party or of which it is a beneficiary including, without limitation, the Indenture; that it approves the initial appointment of the Trustee under the Indenture; that it understands the risks inherent in such transactions, including, without limitation, the risk of loss of the Project; and that it has not relied on the Issuer, the Servicer or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Financing Agreement and the Indenture or otherwise relied on the Issuer, the Servicer or Fannie Mae in any manner.

         (o) The Borrower has not received any notice that it is not in compliance with all provisions of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"); the Resource Conservation and Recovery Act; the Superfund Amendments and Reauthorization Act of 1986; the Toxic Substances Control Act and all environmental laws of the State (the "ENVIRONMENTAL LAWS"), or with any rules, regulations and administrative orders of any governmental agency, or with any judgments, decrees or orders of any court of competent jurisdiction with respect thereto; and the Borrower has not received any assessment, notice (primary or secondary) of liability or financial responsibility, and no notice of any action, claim or proceeding to determine such liability or responsibility, or the amount thereof, or to impose civil penalties with respect to a site listed on any federal or state listing of sites containing or believed to contain "hazardous materials" (as defined in the Environmental Laws), nor has the Borrower received notification that any hazardous substances (as defined under CERCLA) that it has disposed of have been found in any site at which any governmental agency is conducting an investigation or other proceeding under any Environmental Law.

         (p) The Borrower has not received any notice that it is not in full compliance with the Employment Retirement Income Security Act of 1974, as amended, and the Department of Labor regulations thereunder, with the Code and Regulations thereunder and with terms of such plan or plans with respect to each pension or welfare benefit plan to which the Borrower is a party or makes any employer contributions with respect to its employees, for the current or prior plan years of such plans.

         (q) The average maturity of the Bonds does not exceed 120% of the average reasonably expected economic life of the facilities of the Project financed with the original net proceeds.

         (r) The Bonds are not and shall not be "federally guaranteed" as defined in Section 149(b) of the Code.

         (s) The Borrower intends to hold the Project for its own account and has no current plans to sell and has not entered into any agreement to sell all or any portion of the Project.

         (t) No money on deposit in any fund or account in connection with the Prior Bonds, whether or not such money was derived from other sources, has been used by or under the direction of the Borrower in a manner which would cause the Prior Bonds to be "arbitrage bonds" within the meaning of Section 103(c) of the 1954 Code.

         (u) The Borrower has complied in all material respects with the requirements of the loan agreement executed in connection with the Prior Loan.

    SECTION 2.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER. The Issuer represents, warrants and covenants as follows:

         (a) The Issuer is a public body corporate and politic, duly organized and existing under the Constitution and laws of the State. The Issuer has the full legal right, power and authority to execute and deliver this Financing Agreement, the Regulatory Agreement, the Tax Certificate and the Indenture, and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Financing Agreement, the Indenture, the Tax Certificate and the Regulatory Agreement (including the issuance of the Bonds) have been duly authorized by the Issuer, and each of the foregoing has been duly executed and delivered by the Issuer and is a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and general equitable principles.

         (b) Neither the execution and delivery of the Bonds, this Financing Agreement, the Regulatory Agreement, the Tax Certificate or the Indenture, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms, conditions or provisions of the Bonds, this Financing Agreement, the Regulatory Agreement, the Tax Certificate or the Indenture conflicts in any material respect with or results in a material breach of any of the terms, conditions or provisions of the Constitution or any statute of the State, or of any agreement, instrument, judgment, order or decree to which the Issuer is now a party or by which it is bound or constitutes a material default under any of the foregoing.

         (c) Except as otherwise provided in the Indenture, the Issuer has not created and will not create any debt, lien or charge upon the Trust Estate, and has not made and will not make any pledge or assignment of or create any encumbrance thereon, other than the pledge and assignment thereof under the Indenture.

         (d) The Issuer has complied and will comply with all material provisions of the Act applicable to the Bonds and the transactions contemplated by this Financing Agreement and the other Bond Documents.

         (e) The Bonds have been issued under the Indenture, and are secured by the Indenture, pursuant to which the Issuer's interest in this Financing Agreement (other than the Reserved Rights), and the revenues and receipts to be derived by the Issuer pursuant to this Financing Agreement, will be pledged and assigned to the Trustee as security for payment of the principal of, premium, if any, and interest on the Bonds. The Issuer covenants that it has not pledged and will not pledge or assign its interest in this Financing Agreement or the revenues and receipts derived pursuant to this Financing Agreement (except Reserved Rights) other than to the Trustee under the Indenture to secure the Bonds.

         (f) Upon the discovery by the Issuer of any noncompliance by the Borrower with this Financing Agreement or the Regulatory Agreement, the Issuer will notify the Trustee, the Servicer and Fannie Mae of such noncompliance and will, subject to the provisions of Article IX hereof, promptly institute action, or cause the Trustee to institute action, to correct such noncompliance, will diligently pursue such action and will attempt to correct such noncompliance within sixty (60) days after such discovery, all strictly in accordance with the terms and conditions of this Financing Agreement or the Regulatory Agreement, as the case may be, provided that no such action shall be taken which would adversely affect the interests of the Bondholders or Fannie Mae.

         (g) No litigation or administrative action of any nature has been served on it and is now pending (i) seeking to restrain or enjoin the execution and delivery of the Indenture or this Financing Agreement, or in any manner questioning the proceedings or authority relating thereto or otherwise affecting the validity of the Bonds, or (ii) as to the existence or authority of the Issuer or that of its present or former members or officers and, to the best knowledge of the Issuer, none of the foregoing are threatened.

         (h) The Issuer has issued the Bonds in order to currently refund the Prior Bonds which were issued for the purpose of providing permanent financing for the acquisition and development of the Project.

                                     ARTICLE III

                          THE BONDS AND THE PROCEEDS THEREOF

    SECTION 3.1 BONDS. The Issuer has authorized the issuance of the Bonds in the aggregate principal amount of $9,870,000 and Bonds in such amount shall be issued and Outstanding as of the Closing Date. The obligations of the Issuer, the Trustee and the Borrower under this Financing Agreement are expressly conditioned upon (i) the issuance, sale and delivery of the Bonds, (ii) receipt by the Trustee of the proceeds thereof, and (iii) delivery, contemporaneously with the issuance of the Bonds, to the Trustee of the Pass Through Certificate. Neither the Issuer, the Servicer, the Trustee nor Fannie Mae shall have any liability for any fees, costs or expenses, including, without limitation, issuance costs relating to the Bonds; all of such fees, costs and expenses shall be paid by the Borrower.

                                      ARTICLE IV

                                  THE MORTGAGE LOAN

    SECTION 4.1 AMOUNT AND SOURCE OF MORTGAGE LOAN. Upon the issuance and delivery of the Bonds, pursuant to Section 4.02 of the Indenture the Issuer will apply the proceeds of the Bonds to fund the Mortgage Loan. The Borrower accepts the Mortgage Loan from the Issuer, upon the terms and conditions set forth herein, in the Mortgage Loan Documents and in the Indenture, and subject to the terms and conditions of the Regulatory Agreement, and agrees to have the proceeds of the Mortgage Loan applied and disbursed to provide for the current refunding of the Prior Bonds.

    SECTION 4.2 TERMS OF THE MORTGAGE LOAN. The Mortgage Loan shall (a) be evidenced by the Mortgage Note; (b) shall be secured by the Mortgage; (c) be in the principal amount of $9,870,000 (d) bear interest at the rate of 6.90% per annum; (e) provide for payment of principal and interest on the principal amount thereof, commencing August 1, 1996, or such earlier date required by the Issuer, and continuing on the first day of each month thereafter through and including August 1, 2016, in amounts equal to level monthly installments of principal and interest on the Mortgage Loan based on a 360 day-year amortization schedule (computed at the per annum rate of interest specified above on the outstanding principal amount of the Mortgage Loan); PROVIDED, HOWEVER, that all indebtedness evidenced by the Mortgage Note shall be due and payable on the date of the final maturity of the Mortgage Note set forth above; and (f) be subject to optional and mandatory prepayment at the times, in the manner and on the terms, and have such other terms and provisions, as are set forth therein.

    SECTION 4.3 PAYMENT OF FEES AND EXPENSES. In addition to all fees, costs, expenses and other amounts required to be paid by the Borrower under the Mortgage Note the Borrower shall pay, without duplication, the following fees and expenses:

              (a) All amounts required to (i) pay the fees of the Trustee for its duties and services as Trustee in connection with the Bonds (as such duties and services are set out in the Indenture), and (ii) reimburse the Trustee for all out-of-pocket expenses (including an annual audit fee of $3,000 per year), fees, costs and other charges, including counsel fees and taxes (excluding income, value added and single business taxes), reasonably and necessarily incurred by the Trustee in performing its duties as Trustee under the Indenture. All payments for fees and expenses shall be made by the Borrower not later than ten (10) days after receipt of invoices or other statements rendered to the Borrower by the Trustee.

              (b) The Issuer's annual fee in an amount equal to .18 percent per annum of the Outstanding principal amount of the Bonds and all amounts required to pay to the Issuer or to any payee designated by the Issuer, all expenses of the Issuer incurred at any time related to the Project or the refinancing thereof which are not paid from the amounts held under the Indenture, including, without limitation, legal fees and expenses incurred in connection with the interpretation, performance, enforcement or amendment of any documents relating to the Project or the Bonds or in connection with questions or other matters arising under such documents, which amounts shall be paid within thirty (30) days after receipt of request for payment thereof.

              (c) The fees of the rebate monitor, if any, upon receipt of an appropriately completed invoice, all out-of-pocket expenses of the rebate monitor.

              (d) The annual rating maintenance fee, if any, of any Rating Agency then rating the Bonds.

              (e) All costs and expenses of issuing the Bonds, including, but not limited to, Rating Agency fees, the Bond Fund Initial Funding Requirement, printing expenses, attorneys' fees and underwriters' fees, and all expenses of originating the Mortgage Loan by the Issuer and assigning and delivering the Mortgage Loan to Fannie Mae, the Borrower acknowledging that all such fees costs and expenses (excluding the portions of the ongoing trust administration fees of the Trustee, the Issuer's annual fee and the rebate monitor's fee to the extent included in the Mortgage Note
    Rate) must be paid by the Borrower separate and apart from payments due under the Mortgage Loan and will not be included in the Mortgage Note Rate.

              (f) The Costs of Issuance deposit to be made to the Costs of Issuance Fund on the Closing Date pursuant to Section 4.01 of the Indenture.

              (g) In addition to the above, the Borrower shall pay, at the times and in the amounts required in the Indenture, all amounts necessary to pay any premium and any costs due in connection with an optional redemption of the Bonds pursuant to the Indenture.

         The Borrower acknowledges that the following fees and expenses have been included in the Mortgage Note Rate:

              (i) the annual administrative fees of the Trustee in an amount equal to .025% of the principal amount of the Bonds Outstanding, payable semi-annually in advance on August 1 and February 1 of each year commencing February 1, 1997.

              (ii) a servicing fee to the Servicer in the amount of .125% per annum of the principal amount of the Mortgage Loan outstanding from time to time, payable monthly in arrears on the same dates on which and for the same periods for which interest is payable under the Mortgage Note.

              (iii) the guaranty fee of Fannie Mae in the amount of .65% per annum of the principal amount of the Mortgage Loan outstanding from time to time, payable monthly in arrears on the same dates on which and for the same periods for which interest is payable under the Mortgage Note.

              (iv) the Issuer's annual fee in an amount equal to .18% of the principal amount of the Bonds Outstanding, payable semiannually on the first day of each August and February commencing February 1, 1997.

         The Borrower shall give notice to Fannie Mae and the Servicer of the payment of all fees and expenses not included within the Mortgage Note Rate. All fees and expenses not included in the Mortgage Note Rate shall not be secured by the Mortgage and shall be unsecured personal obligations of the Borrower and shall be subordinate to the Borrower's obligations under the Mortgage Loan in all respects.

    SECTION 4.4 APPLICATION OF MORTGAGE LOAN PAYMENTS. All payments of interest, principal or other amounts payable by the Borrower under the Mortgage Loan shall be paid to the Servicer and then by the Servicer to Fannie Mae (less the portion thereof allocable to servicing fees). Fannie Mae will remit to the Trustee for deposit in the Revenue Fund amounts representing interest at the stated rate on the Mortgage Note (less the portion thereof allocable to servicing and Fannie Mae guaranty fees) or principal on the Mortgage Loan at the times and in the manner provided in the Pass-through Certificate without regard to whether timely payment of amounts payable as principal and interest on the Mortgage Loan shall have been made.

    SECTION 4.5 NOTIFICATION OF PREPAYMENT OF MORTGAGE NOTE. The Servicer shall notify the Trustee promptly of the receipt of any prepayment of the Mortgage Note, whether upon acceleration, by reason of application of insurance or condemnation proceeds, optional prepayment or otherwise, unless the Servicer has received written evidence that the Borrower has notified the Trustee of such prepayment, and the Trustee shall provide notice thereof to the Rating Agency.

                                      ARTICLE V

               COVENANTS, UNDERTAKINGS AND OBLIGATIONS OF THE BORROWER

    SECTION 5.1 TAXES, OTHER GOVERNMENTAL CHARGES AND UTILITY CHARGES. The Borrower shall pay, or cause to be paid, promptly as the same become due and payable, every lawful cost, expense and obligation of every kind and nature, foreseen or unforeseen, for the payment of which the Issuer, the Trustee, the Servicer or Fannie Mae is or shall become liable by reason of its or their estate or interest in the Project or any portion thereof, by reason of any right or interest of the Issuer, the Trustee, the Servicer or Fannie Mae in or under this Financing Agreement, or by reason of or in any manner connected with or arising out of the possession, operation, maintenance, alteration, repair, rebuilding, use or occupancy of the Project or any portion thereof, including, without limitation, all taxes, assessments, whether general or special, and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project or any machinery, equipment or other property installed or brought by the Borrower therein or thereon; PROVIDED that any amounts payable hereunder that are also required to be paid by the terms of the Mortgage shall be paid on the terms provided in the Mortgage.

         Upon request, the Borrower shall furnish to the Issuer, the Trustee, Fannie Mae and the Servicer proof of the payment of any such tax, assessment or other governmental or similar charge, or any other charge which is payable by the Borrower as set forth above.

    SECTION 5.2 COMPLIANCE WITH LAWS. The Borrower shall, throughout the term of this Financing Agreement and at no expense to the Issuer, the Trustee or Fannie Mae promptly comply or cause compliance with all laws, ordinances, rules, regulations and requirements of duly constituted public authorities which may be applicable to the Project or to the repair and alteration thereof, or to the use or manner of use of the Project, including, but not limited to, the Americans With Disabilities Act and all federal, State and local environmental, labor, health and safety laws, rules and regulations.

    SECTION 5.3 MAINTENANCE OF LEGAL EXISTENCE. During the term of this Financing Agreement, the Borrower shall maintain its existence as set forth in
Section 2.1(a) and shall not terminate, dissolve or dispose of all or substantially all of its assets; PROVIDED, HOWEVER, that the Borrower may, with the written permission of the Issuer, consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it, or transfer all or substantially all of its assets to another entity, but only on the condition that the assignee entity or the entity resulting from or surviving such merger or consolidation (if other than the Borrower), or the entity to which such transfer shall be made, shall be duly organized and existing, in good standing and qualified to do business under the laws of the State, shall remain so continuously during the term hereof, and shall expressly assume in writing and agree to perform all of the Borrower's obligations hereunder and under all other documents executed by the Borrower in connection with the issuance of the Bonds; PROVIDED, FURTHER, that (i) Borrower delivers an opinion of Bond Counsel to the effect that such consolidation or merger shall not cause interest on the Bonds to be included in gross income for federal income tax purposes, and

(ii) any transfer of the Project shall be effected in accordance with the Mortgage. Nothing in this Section 5.3 shall be deemed to relieve the Borrower of its obligations to comply with the provisions of the Mortgage Loan Documents.

    SECTION 5.4 OPERATION OF PROJECT. The Borrower will not sell, transfer or otherwise dispose of the Project except as provided in the Regulatory Agreement, the Mortgage and Section 5.3 of this Financing Agreement.

    SECTION 5.5 TAX COVENANTS. The Borrower covenants that it will comply with the requirements and conditions of the Tax Certificate and the Regulatory Agreement. Without limiting the foregoing, the Borrower covenants that, notwithstanding any provision of this Financing Agreement or the rights of the Borrower hereunder, it will not take, or permit to be taken on its behalf, any action which would cause interest on the Bonds to be included in gross income for federal income tax purposes and that it will take such reasonable action as may be necessary to continue such exclusion from gross income, including, without limitation, (a) the preparation and filing of any statements required to be filed by it in order to maintain such exclusions; and (b) the payment to the United States of any amount required to be paid by the Issuer or the Borrower pursuant to Section 148(f) of the Code and the Regulations thereunder, including, to the extent applicable, Section 1.148-3 of the Regulations or subsequent applicable Regulations, at the times, in the amounts and at the places required thereby in order to maintain the exclusion of interest on the Bonds for federal income tax purposes; and the Borrower hereby irrevocably authorizes and directs the Issuer and the Trustee (and any other agent designated by the Issuer) to make payment of such amounts from funds of the Borrower, if any, held by the Issuer, the Trustee, or any agent of the Issuer or the Trustee. The Borrower further covenants and agrees that, pursuant to the requirements of Section 1. 148-1(b) of the Regulations, it (or any related person contemplated by such Regulations) will not purchase Bonds in an amount related to the amount of the Mortgage Loan.

    SECTION 5.6 FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. The parties hereto agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and to the other documents contemplated hereby as may reasonably be required to carry out the intention of or to facilitate the performance of this Financing Agreement, the Mortgage Loan Documents or the other Bond Documents or to perfect or give further assurances of any of the rights granted or provided for herein, the Mortgage Loan Documents or the other Bond Documents.

    SECTION 5.7 COMPLIANCE WITH OTHER DOCUMENTS. The Borrower shall make all payments and shall observe and perform all covenants, conditions and agreements required to be paid, observed or performed by the Borrower under the Mortgage Note, the Mortgage, the other Mortgage Loan Documents, the Regulatory Agreement and all other documents, instruments or agreements which may at any time, or from time to time, be entered into by the Borrower with respect to the Project or the operation, occupancy or use thereof. The Indenture has been submitted to the Borrower for examination, and the Borrower, by execution of this Financing Agreement, acknowledges and agrees that it has participated in the drafting of the Indenture that it has approved and agreed to each of the provisions of the Indenture and that it is bound by, shall adhere to the provisions of, and shall have the rights set forth by the terms and conditions of, the Indenture and covenants and agrees to perform all obligations required of the Borrower pursuant to the terms of the Indenture.

         The Borrower hereby grants to the Trustee for the benefit of Fannie Mae and the Bondholders a security interest in all of its rights in and to all funds (except the Rebate Fund and the Cost of Issuance Fund) created or established by the Trustee under the Indenture in the manner and subject to the terms and conditions of the Indenture.

    SECTION 5.8 NOTICE OF CERTAIN EVENTS. The Borrower hereby covenants to advise the Servicer, the Issuer, the Trustee and Fannie Mae promptly in writing of the occurrence of any default by the Borrower in the performance or observance of any covenant, agreement, representation, warranty or obligation of the Borrower set forth in this Financing Agreement, in any of the other Bond Documents or any other documents contemplated hereby or thereby, or of any Event of Default hereunder known to it or of which it has received notice, or any event which, with the passage of time or service of notice, or both, would constitute an Event of Default hereunder, specifying the nature and period of existence of such event and the actions being taken or proposed to be taken with respect thereto. Such notice shall be given promptly, and in no event less than ten (10) Business Days after the Borrower receives notice or has knowledge of the occurrence of any such event. The Borrower further agrees that it will give prompt written notice to the Servicer if insurance proceeds or condemnation awards are received with respect to the Project and are not used to repair or replace the Project, which notice shall state the amount of such proceeds or award.

     SECTION 5.9 INDEMNIFICATION. The Borrower hereby releases the Issuer and its officers and employees from, and covenants and agrees to indemnify, hold harmless and defend the Issuer, the Trustee, the Servicer and their respective officers, members, directors, officials, agents and employees and each of them (each an "INDEMNIFIED PARTY") from and against, (a) any and all claims, joint or several, by or on behalf of any person arising from any cause whatsoever in connection with transactions contemplated hereby or otherwise in connection with the Project, the Bonds or the execution or amendment of any document relating thereto; (b) any and all claims, joint or several, arising from any cause whatsoever in connection with the approval of refinancing for the Project or the making of the Mortgage Loan; (c) any and all claims, joint or several, arising from any act or omission of the Borrower or any of its agents, servants, employees or licensees, in connection with the Mortgage Loan or the Project; (d) all reasonable costs, counsel fees, expenses or liabilities incurred in connection with any such claim, or proceeding brought thereon; (e) any and all claims arising in connection with the issuance and sale, resale or remarketing of any Bonds or any certifications or representations made by any Person other than the Issuer or the party seeking indemnification in connection therewith and the carrying out by the Borrower of any of the transactions contemplated by the Bonds, the Indenture, the Regulatory Agreement and this Financing Agreement;
(f) any and all claims arising in connection with the operation of the Project, or the conditions thereof, environmental or otherwise, occupancy, use, possession, conduct or management of work done in or about, or from the planning, design, acquisition, installation or construction of, the Project or any part thereof; (g) any and all losses, claims, damages, liabilities or expenses, joint or several, arising out of or connected with the Trustee's acceptance or administration of the trusts created by the Indenture and the exercise of its powers or duties thereunder or under this Financing Agreement, the Regulatory Agreement or any other agreements in connection therewith to which it is a party; and (h) any or all claims arising in connection with the Prior Bonds, including but not limited to claims arising in connection with the redemption and/or defeasance of the Prior Bonds; except (i) in the case of the foregoing indemnification of the Trustee or the Servicer or any of their respective officers, members, directors, officials and employees, to the extent such damages are caused by the negligence or willful misconduct of such Person; or (ii) in the case of the foregoing indemnification of the Issuer or any of its officers, members, directors, officials and employees, to the extent such damages are caused by the willful misconduct of such Person. In the event that any action or proceeding is brought against any indemnified party with respect to which indemnity may be sought hereunder, the Borrower, upon written notice from the indemnified party, shall assume the investigation and defense thereof, including the employment of counsel selected by the Borrower, subject to the approval of the indemnified party in such party's sole discretion, and shall assume the payment of all expenses related thereto, with full power to litigate, compromise or settle the same in its sole discretion; PROVIDED that the Issuer, the Trustee and the Servicer shall have the right to review and approve or disapprove any such compromise or settlement. Each indemnified party shall have the right to employ separate counsel in any such action or proceeding and participate in the investigation and defense thereof, and the Borrower shall pay the reasonable fees and expenses of such separate counsel; PROVIDED, HOWEVER, that unless such separate counsel is employed with the approval of the Borrower, which approval shall not be unreasonably withheld, the Borrower shall not be required to pay the fees and expenses of such separate counsel. Borrower hereby approves the use of the County Attorney office by the Issuer as separate counsel.

         Notwithstanding any transfer of the Project to another owner in accordance with the provisions of the Regulatory Agreement, the Borrower shall remain obligated to indemnify each indemnified party pursuant to this Section if such subsequent owner fails to indemnify any party entitled to be indemnified hereunder, unless such indemnified party has consented to such transfer and to the assignment of the rights and obligations of the Borrower hereunder.

         During any period that Fannie Mae owns the Project and that this
Section 5.9 is applicable to Fannie Mae, Fannie Mae's obligations under this
Section 5.9 shall be limited to acts and omissions of Fannie Mae occurring during the period of Fannie Mae's ownership of the Project.

    SECTION 5.10 RIGHT TO PERFORM BORROWER'S OBLIGATIONS. In the event the Borrower fails to perform any of its obligations under this Financing Agreement, the Issuer, the Servicer, Fannie Mae and/or the Trustee, after giving the requisite notice, if any, may, but shall be under no obligation to, perform such obligation and pay all costs related thereto, and all such costs so advanced by the Issuer, the Servicer, Fannie Mae or the Trustee shall become an additional obligation of the Borrower hereunder, payable on demand with interest thereon at the default rate of interest payable under the Mortgage Loan Documents.

    SECTION 5.11   NONRECOURSE PROVISIONS.

         (a) Except as provided in Section 5.11(b) hereof and except as otherwise provided in the Mortgage, in any action or proceeding brought on any instrument evidencing any indebtedness to the Issuer or the Trustee no deficiency or other money judgment shall be enforced against the Borrower personally, or any successor or assign of the Borrower, and any judgment obtained shall, subject in all respects to the limitations of the Regulatory Agreement, be enforced only against the property of the Borrower, and the rents, issues and profits thereof, and any other security for the indebtedness evidenced hereby, and not against the Borrower, or any successor or assign of the Borrower. It is understood and agreed that nothing herein shall be construed in any way to limit or restrict any of the Reserved Rights of the Issuer or any of the rights and remedies of the Issuer in any proceeding or other enforcement for the payment of any indebtedness, subject only to the aforesaid limitation upon enforcement of any judgment against the Borrower, and any successor or assign of the Borrower, subject in all respects to the limitations of the Regulatory Agreement.

         (b) Notwithstanding anything to the contrary contained in subsection
(a) of this Section 5.11, the obligations of the Borrower pursuant to Section
4.3 (a) through (g) and Section 5.9 shall be recourse to the Borrower.

                                      ARTICLE VI

                               MORTGAGE LOAN DOCUMENTS

    SECTION 6.1 ASSURANCES. The Borrower, the Issuer and the trustee mutually agree that no party hereto shall enter into any contract or agreement, perform any act, or request any other party hereto to enter into any contracts or agreements or perform any acts, which shall adversely affect the Mortgage Loan Documents.

    SECTION 6.2 FINANCIAL OBLIGATIONS PERSONAL TO THE BORROWER. The Issuer acknowledges that the Project shall be encumbered by the Mortgage Loan Documents. Notwithstanding any provisions of this Financing Agreement or the Regulatory Agreement to the contrary, all obligations of the Borrower under this Financing Agreement and the Regulatory Agreement for the payment of money and all claims for damages against the Borrower occasioned by breach or alleged breach by the Borrower of its obligations under the Regulatory Agreement or this Financing Agreement, including indemnification obligations, shall not be secured by or in any manner constitute a lien on the Project and no Person shall have the right to enforce such obligations other than directly against the Borrower. No subsequent owner of the Project shall be liable or obligated for the breach or default of any obligation of any prior owner under the Regulatory Agreement or this Financing Agreement, including but not limited to any payment or indemnification obligation. Such obligations are personal to the Person who was the owner at the time the default or breach was alleged to have occurred and such Person shall remain liable for any and all damages occasioned thereby even after such Person ceases to be the owner.

    Nothing in this Section shall be construed to effect the Trustee's right to receive payment of any moneys under and pursuant to this Agreement or the Indenture from payments on the Mortgage Loan to the extent the Trustee or the Issuer is entitled to such payment.

                                     ARTICLE VII

                                     THE PROJECT

    SECTION 7.1 REGULATORY AGREEMENT. The covenants of the Borrower in the Regulatory Agreement shall be deemed to constitute covenants of the Borrower running with the land and an equitable servitude for the benefit of the owners of the Bonds and shall be binding upon any owner of the Project until (i) such time as such restrictions expire under their own terms, or (ii) the Issuer (in its sole and absolute discretion) and the Trustee (as provided in the Indenture) consent to the release of such restrictions, or (iii) the Regulatory Agreement is otherwise terminated by its terms. The Borrower hereby covenants to file of record the Regulatory Agreement and such other documents and take such other steps as are necessary in order to assure that the restrictions contained in the Regulatory Agreement will be binding upon all owners of the Project. The Borrower hereby covenants to include such restrictions in any documents transferring any interest in the Project to another to the end that such transferee has notice of, and is bound by, such restrictions.

    SECTION 7.2 RIGHT TO ENFORCE COMPLIANCE. The Issuer, the Trustee, the Servicer and Fannie Mae shall have the right, but not the obligation, to enforce compliance by the Borrower and its successors as subsequent owners of the Project with the requirements contained in this Article VII and the requirements of the Regulatory Agreement.

    SECTION 7.3 DAMAGE, DESTRUCTION AND CONDEMNATION. If prior to full payment of the Bonds (or provision for payment thereof in accordance with the provisions of the Indenture) the Project or any portion thereof is destroyed (in whole or in part) or is damaged by fire or other casualty, or title to, or the temporary use of, the Project or any portion thereof shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, the Borrower shall nevertheless be obligated to continue to pay the amounts specified herein and in the Mortgage Note to the extent the Mortgage Loan is not prepaid in accordance with provisions thereof.

                                     ARTICLE VIII

                           TRUSTEE'S INTEREST IN AGREEMENT

    SECTION 8.1   ISSUER ASSIGNMENT OF THIS FINANCING AGREEMENT.

         (a) Pursuant to the Indenture, the Issuer shall pledge, assign and transfer all of its right, title and interest in this Financing Agreement (other than the Reserved Rights of the Issuer), and the revenues, receipts and collections hereunder and thereunder, to the Trustee in the manner and to the extent provided in the Indenture as security for the payment of the principal of, premium, if any, and interest on the Bonds, and the parties hereby acknowledge that the covenants and agreements contained herein are for the benefit of the registered owners from time to time of the Bonds and may be enforced on their behalf by the Trustee. The Issuer shall execute and deliver from time to time, in addition to the instruments of assignment herein specifically provided for, such other and further instruments and documents as may be reasonably requested by the Trustee from time to time to further evidence, effect or perfect such pledge and assignment for the purposes contemplated in the Indenture.

         (b) The Borrower hereby acknowledges and consents to the assignment and pledge (subject to the reservation by the Issuer of its Reserved Rights) by the Issuer to the Trustee in the manner and to the extent provided in the Indenture. The Borrower further acknowledges and consents to the right of the Trustee to enforce all rights of the Issuer and the Bondholders assigned under the Indenture.

    SECTION 8.2 THIRD-PARTY BENEFICIARIES. The Bondholders, the Servicer and Fannie Mae are intended to be, and shall be, third-party beneficiaries of this Financing Agreement; and Fannie Mae and the Servicer shall have the right (but not the obligation) to enforce the terms of this Financing Agreement insofar as this Financing Agreement sets forth obligations of the Borrower under this Financing Agreement.

    SECTION 8.3 ISSUER COMPLIANCE WITH INDENTURE. The Issuer shall comply with the covenants, requirements and provisions of the Indenture applicable to it and perform all of its obligations thereunder.

                                      ARTICLE IX

                            EVENTS OF DEFAULT AND REMEDIES

    SECTION 9.1   EVENTS OF DEFAULT.

         (a) Each of the following shall constitute an event of default under this Financing Agreement, and the term "EVENT OF DEFAULT" shall mean, whenever used in this Financing Agreement, any one or more of the following events:

              (i) Failure by the Borrower to pay any amounts due under this Financing Agreement at the times and in the amounts required hereby or thereby; or

              (ii) Failure by the Borrower to observe or perform any covenants, agreements or obligations in this Financing Agreement on its part to be observed or performed (other than as provided in clause (i) above) for a period of thirty (30) days after receipt of written notice specifying such failure and requesting that it be remedied, given to the Borrower by any party to this Financing Agreement; PROVIDED, HOWEVER, that if said failure shall be such that it cannot be corrected within such period, it shall not constitute an Event of Default if the failure is correctable without material adverse effect on the Bonds and if corrective action is instituted by the Borrower within such period and diligently pursued until the failure is corrected, and PROVIDED FURTHER that any such failure shall have been cured within ninety (90) days of receipt of notice of such failure; or

              (iii) Breach of any of the covenants, agreements or obligations of the Borrower under or the occurrence of a default under the Regulatory Agreement, including any exhibits to any of the foregoing; or

              (iv) The occurrence of an Event of Default caused by the Borrower under and as defined in the Indenture or under any of the other Bond Documents; or

              (v) An Event of Default declared pursuant to paragraph (b) of this Section 9.1;

         (b) The occurrence of a default under the Mortgage Loan Documents shall, at the option of Fannie Mae, in its sole and absolute discretion, constitute an Event of Default under this Financing Agreement, and the occurrence of a default under this Financing Agreement shall, at the option of Fannie Mae, in its sole and absolute discretion, constitute a default under the Mortgage Loan Documents.

         Nothing contained in this Section 9.1 is intended to amend or modify any of the provisions of the Mortgage Loan Documents nor to bind the Servicer or Fannie Mae to any notice and cure periods other than as expressly set forth in the Mortgage Loan Documents.

    SECTION 9.2   REMEDIES UPON AN EVENT OF DEFAULT.

         (a) Subject to Section 9.2(d), whenever any Event of Default shall have occurred and be continuing, the Issuer or the Trustee as the Issuer's assignee may take any one or more of the following remedial steps:

              (i) By any suit, action or proceeding, pursue all remedies now or hereafter existing at law or in equity to collect all amounts then due and thereafter to become due under this Financing Agreement, to enforce the performance of any covenant, obligation or agreement of the Borrower under this Financing Agreement (subject to the nonrecourse provisions of this Financing Agreement and the Regulatory Agreement) or, to enjoin acts or things which may be unlawful or in violation of the rights of the Issuer or the Trustee.

              (ii) Take whatever other action at law or in equity may appear necessary or desirable to enforce any monetary obligation of the Borrower under this Financing Agreement or to enforce any other covenant, obligation or agreement of the Borrower under (1) this Financing Agreement, or (2) the Regulatory Agreement.

              (iii) Have access to and inspect, examine, audit and make copies of the books and records and any and all accounts, data and income tax and other tax returns of the Borrower.

         (b) The provisions of subsection (a) hereof are subject to the condition that if, after any Event of Default, except a default under the Regulatory Agreement, (i) all amounts which would then be payable hereunder by the Borrower if such Event of Default had not occurred and was not continuing shall have been paid by or on behalf of the Borrower, and (ii) the Borrower shall have also performed all other obligations in respect of which it is then in default hereunder and shall have paid the reasonable charges and expenses of the Issuer and the Trustee, including reasonable attorney fees and expenses paid or incurred in connection with such default, then and in every such case, such Event of Default may be waived and annulled by the Trustee, but no such waiver or annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon.

         (c) The Issuer and the Trustee hereby acknowledge that the occurrence of an Event of Default hereunder will not by itself cause a default to arise under any of the Mortgage Loan Documents unless otherwise declared a default under the Mortgage Loan Documents by Fannie Mae.

         (d) Subject to the limitations of the Regulatory Agreement and this Financing Agreement, the Issuer, without the consent of the Trustee, but only after written notice to the

Trustee, the Borrower, the Servicer and Fannie Mae, may take whatever action at law or in equity may appear necessary or desirable to enforce performance and observance of any Reserved Right of the Issuer; PROVIDED that, the Issuer may not, without the consent of the Fannie Mae, (i) terminate this Financing Agreement or cause the Mortgage Loan to become due and payable, (ii) cause the Trustee to declare the principal of all Bonds then Outstanding and the interest accrued thereon to be immediately due and payable, or cause the Trustee to accelerate, foreclose or take any other action or seek other remedies under the Bond Documents, the Mortgage Loan Documents or any other documents contemplated hereby or thereby to obtain such performance or observance, (iii) cause the acceleration, foreclosure or taking of any other action or the seeking of any remedies under the Mortgage Loan Documents, (iv) initiate or take any action which may have the effect, directly or indirectly, of impairing the ability of the Borrower to timely pay the principal, interest and other amounts due under the Mortgage Loan, or (v) interfere with or attempt to influence the exercise by Fannie Mae of any of its rights under the Bond Documents or the Mortgage Loan Documents.

         (e) Except as required to be deposited in the Rebate Fund pursuant to the Tax Certificate any amounts collected pursuant to action taken under this
Section 9.2 shall, after the payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, the Issuer, the Servicer or Fannie Mae and their respective counsel, be applied in accordance with the provisions of the Indenture. No action taken pursuant to this Section shall relieve the Borrower from the Borrower's obligations pursuant to Section
5.9 hereof.

         (f) No remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy now or hereafter existing pursuant to any other agreement at law or in equity or by statute.

         (g) Notwithstanding any other provision of this Financing Agreement to the contrary, so long as Fannie Mae is not in default under the Pass-through Certificate, none of the Issuer, the Trustee or any person under their control shall exercise any remedies or direct any proceedings under this Financing Agreement or the Mortgage Loan Documents, other than to (i) enforce rights under the Pass-through Certificate, (ii) enforce the tax and indemnification covenants in the Indenture and this Financing Agreement, or (iii) enforce rights of specific performance under the Regulatory Agreement; provided, however, that any enforcement under (ii) or (iii) above shall not include seeking monetary damages.

    SECTION 9.3   DEFAULT UNDER REGULATORY AGREEMENT.

         (a) If the Borrower fails, at any time for any reason, to comply with the requirements of the Regulatory Agreement, then within thirty (30) days after the earlier of the date the violation is discovered by the Issuer or the Trustee or the date the Issuer or the Trustee received notice thereof, the Issuer (if necessary to preserve the exclusion of interest on the Bonds from gross income for federal income tax purposes) or the Trustee, on behalf of the Issuer, shall institute an action for specific performance to correct the violation. The Borrower hereby acknowledges and agrees that were money damages a remedy under the Regulatory Agreement, money damages alone would not be an adequate remedy at law for a default by the Borrower arising from a failure to comply with the Regulatory Agreement, and therefore the Borrower agrees that the remedy of specific performance (subject to the provisions of Section 9.2(d) hereof) shall be available to the Issuer and/or the Trustee in-any such case.

         (b) Notwithstanding the availability of the remedy of specific performance provided for in subsection (a) of this Section, promptly upon determining that a violation of the Regulatory Agreement has occurred, the Issuer shall, by notice in writing to the Servicer and Fannie Mae, inform Fannie Mae and the Servicer that a violation of the Regulatory Agreement has occurred; notwithstanding the occurrence of such violation, neither the Issuer nor the Trustee shall have, and each of them acknowledges that they shall not have, any right to cause or direct acceleration of the Mortgage Loan, to enforce the Mortgage Note or to foreclose on the Mortgage.

    SECTION 9.4   LIMITATION ON WAIVERS.

         (a) No delay or omission to exercise any right or power occurring upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed appropriate. The Issuer and the Trustee agree to give only such notices as may be herein expressly required.

         (b) In the event any covenant, agreement or condition contained in this Financing Agreement shall be breached by a party and thereafter waived by another party, such waiver shall not bind any party which has not waived the breach and shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder nor be a waiver of the same breach on a future occasion. By reason of the assignment and pledge of certain of the Issuer's rights and interests in this Financing Agreement to the Trustee, the Issuer shall have no power to waive or release the Borrower from any Event of Default or the performance or observance of any obligation or condition of the Borrower under this Financing Agreement without first requesting and receiving the prior written consent of the Trustee, but shall do so if, requested by the Trustee; PROVIDED that the Issuer shall not be required to grant such waiver or release unless it shall have been provided with (i) an Opinion of Counsel that such action will not result in any pecuniary liability to it and an opinion of Bond Counsel that such waiver shall not cause interest on the Bonds to be included in the gross income of the Holders thereof for federal income tax purposes, (ii) such indemnification as the Issuer shall deem reasonably necessary, and (iii) written notice from the Trustee of the request for such waiver or release.

    SECTION 9.5 NOTICE OF DEFAULT: FANNIE MAE'S RIGHT TO CURE. The Issuer and the Trustee shall each give notice to the other and to the Servicer and Fannie Mae of the occurrence of any Event of Default by the Borrower hereunder of which it has actual knowledge. Fannie Mae and the Servicer shall have the right, but not the obligation, to cure any such default by the Borrower, and upon performance by Fannie Mae or the Servicer to the satisfaction of the Issuer and the Trustee of the covenant, agreement or obligation of the Borrower with respect to which an Event of Default has occurred, the parties hereto shall be restored to their former respective positions, it being agreed that Fannie Mae and the Servicer shall have the right to repayment from the Borrower of moneys it has expended and any other appropriate redress for actions it has taken to cure any default by the Borrower; PROVIDED that the Borrower's reimbursement obligation shall be non-recourse to the same extent as the underlying obligation is non-recourse to the Borrower.

    SECTION 9.6 RIGHTS CUMULATIVE. All rights and remedies herein given or granted to the Issuer and the Trustee are cumulative, nonexclusive and in addition to any and all rights and remedies that the Issuer and the Trustee may have or may be given by reason of any law, statute, ordinance or otherwise. Notwithstanding anything to the contrary contained in this Financing Agreement, neither the Trustee nor the Issuer may commence any action against the Borrower for specific performance or any other remedy at law or in equity, other than to enforce performance and observance of any Reserved Right of the Issuer and its rights under Section 9.3, without first obtaining the prior written consent of Fannie Mae.

                                      ARTICLE X

                                    MISCELLANEOUS

    SECTION 10.1 NOTICES. All notices, certificates or other communications herein provided shall be given in writing to the Issuer, the Borrower, the Trustee, Fannie Mae and the Servicer, and shall be sufficiently given and shall be deemed given if given in the manner provided in the Indenture. Copies of each notice, certificate or other communication given hereunder by any party hereto shall be given to all parties hereto. By notice given hereunder, any party may designate further or different addresses to which subsequent notices, certificates or other communications are to be sent. A duplicate copy of each notice, certificate, request or other communication given hereunder to the Issuer, the Borrower, the Servicer or the Trustee shall also be given to Fannie Mae.

    SECTION 10.2 AMENDMENT. This Financing Agreement and all other documents contemplated hereby to which the Issuer is a party may be amended or terminated only if permitted by the Indenture, and no amendment to this Financing Agreement shall be binding upon, any party hereto until such amendment is reduced to writing and executed by the parties hereto; PROVIDED that no amendment, supplement or other modification to this Financing Agreement or any other Bond Document shall be effective without the prior written consent of Fannie Mae.

    SECTION 10.3 ENTIRE AGREEMENT. Except as provided in the other Bond Documents and the Mortgage Loan Documents, this Financing Agreement contains all agreements among the parties hereto, and there are no other representations, warranties, promises, agreements or understandings, oral, written or implied, among the parties hereto, unless reference is made thereto in this Financing Agreement or the Indenture.

    SECTION 10.4 BINDING EFFECT. This Financing Agreement shall be binding upon the Issuer, the Borrower and the Trustee and their respective successors and assigns. Notwithstanding anything herein to the contrary, to the extent Fannie Mae or its designee shall become the owner of the Project as a result of a foreclosure or a deed in lieu of foreclosure or similar conveyance, Fannie Mae, and its designee, if applicable, shall not be liable for any breach or default or any of the obligations of any prior owner of the Project under this Financing Agreement, and shall only be responsible for defaults and obligations incurred during the period Fannie Mae or its designee, if applicable, is the owner of the Project.

    SECTION 10.5 SEVERABILITY. If any clause, provision or section of this Financing Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections.

    SECTION 10.6 EXECUTION IN COUNTERPARTS. This Financing Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    SECTION 10.7 GOVERNING LAW. This Financing Agreement shall be governed by and interpreted in accordance with the internal laws of the State without regard to conflicts of laws principles.

    SECTION 10.8 LIMITED LIABILITY. All obligations of the Issuer incurred hereunder, under the Regulatory Agreement, the Tax Certificate and the Indenture shall be limited obligations of the Issuer, payable solely and only from Bond proceeds, revenues and other amounts available under the Indenture. The Bonds shall be payable solely from the revenues and other funds and property pledged under the Indenture for the payment of the Bonds, and no owner or owners of any of the Bonds shall ever have the right to compel any exercise of the taxing power of the State or any political subdivision or other public body thereof, nor to enforce the payment thereof against any property of the State or any such political subdivision or other public body, including the Issuer except as provided in the Indenture.

    No member, officer, agent, employee or attorney of the Issuer, including any person executing this Financing Agreement, shall be liable personally hereunder or for any reason relating to the issuance of the Bonds. No recourse shall be had for the payment of the principal of or the interest on the Bonds, or for any claim based therein, or otherwise in respect thereof, or based on or in respect of this Financing Agreement or any amendment hereto, against any member, officer, employee or agent, as such, of the Issuer or any successor whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue of the Bonds, expressly waived and released.

    SECTION 10.9 TERM OF THIS FINANCING AGREEMENT. This Financing Agreement shall be in full force and effect from its date to and including such date as all of the Bonds shall have been fully paid or retired (or provision for such payment shall have been made as provided in the Indenture); PROVIDED, HOWEVER, that the provisions of Sections 2.1, 5.5 and 5.9 of this Financing Agreement shall survive the termination hereof.

                                      ARTICLE XI

                                CONTINUING DISCLOSURE

    SECTION 11.1 FURNISHING OF INFORMATION GENERALLY. The Borrower hereby agrees at the Borrower's sole cost and expense to provide such information to such parties or entities as shall be necessary for compliance with Rule 15c2-12 of the Securities Exchange Act of 1934, as amended (the "Rule"), and all other applicable federal and state securities laws, rules, and regulations.

    SECTION 11.2 CONTINUING DISCLOSURE UNDERTAKING. The Borrower hereby agrees, in accordance with the provisions of the Rule, to provide or cause to be provided, to each nationally recognized municipal securities information repository ("NRMSIR") designated by the Securities and Exchange Commission (the "Commission") in accordance with the Rule, and to the appropriate state information depository ("SID"), if any, designated by the State of Florida, the following annual financial information and operating data (the "Annual Information"), commencing with the fiscal year ended December 31, 1996: the annual 10-K report of Apartment Investment Management Company ("AIMCO") as filed with the Securities and Exchange Commission utilizing generally accepted accounting principles, except as may be modified from time to time and described in such report and other information regarding the Borrower and the Project in a manner consistent with the presentation of such information under the heading "THE OWNER AND THE PROJECT" in the Official Statement for the Bonds.

    The information in the preceding paragraph will be available on or before July 15th of each year for the preceding fiscal year and will be made available, in addition to the NRMSIR's and the SID, to each holder of Bonds who requests such information. If audited financial statements are not available by the said July 15 of any year, then the Borrower will make available unaudited financial statements. The audited financial statements are generally available within six months after the end of the fiscal year of AIMCO.

    The Borrower agrees to provide or cause to be provided, in a timely manner, to (i) each NRMSIR or to the Municipal Securities Rulemaking Board ("MSRB") and
(ii) the SID, notice of the occurrence of any of the following events with respect to the Bonds, if material:

         (a)  principal and interest payment delinquencies;

         (b)  non-payment related defaults;

         (c) unscheduled draws on debt service reserves reflecting financial difficulties;

         (d) unscheduled draws on credit enhancements reflecting financial difficulties;

         (e) substitution of credit or liquidity providers, or their failure to perform;

         (f) adverse tax opinions or events affecting the tax-exempt status of the Bonds;

         (g)  modifications to rights of holders of the Bonds;

         (h)  bond calls;

         (i)  defeasance;

         (j) release, substitution, or sale of any security securing repayment of the Bonds;

         (k)  rating changes, if any.

    The Borrower agrees to provide or cause to be provided, in a timely manner, to (i) each NRMSIR or to the MSRB and (ii) the SID, notice of its failure to provide the Annual Information with respect to itself on or prior to the date set forth in the third paragraph above.

    The obligations of the Borrower hereunder shall remain in effect only so long as the Bonds are Outstanding. The Borrower reserves the right to terminate its obligation to provide the Annual Information and notices of material events, as set forth above, if and when the Borrower no longer remains an obligated person with respect to the Bonds within the meaning of the Rule.

    The Borrower agrees that its undertaking pursuant to the Rule set forth in this Section is intended to be for the benefit of the holders of the Bonds and shall be enforceable by any holder of the Bonds; PROVIDED, HOWEVER, that, the right of any such holder to enforce the provisions of this undertaking shall be limited to a right of the holder, or the Trustee or the Issuer to obtain specific enforcement of the Borrower's obligations hereunder and any failure by the Borrower to comply with the provisions of this undertaking shall not be a default hereunder with respect to the Bonds.

    Notwithstanding the foregoing, the NRMSIRs to which information shall be provided shall include those NRMSIRs approved by the Commission prior to the issuance of the Bonds. In the event the Commission approves any additional NRMSIRs after the date of issuance of the Bonds, the Borrower shall, if the Borrower is notified of such additional NRMSIRs, provide such information to the additional NRMSIRs. Failure to provide information to any new NRMSIR whose status as a NRMSIR is unknown to the Borrower shall not constitute a breach of the foregoing covenant

    As of the date of this Agreement, (i) the Commission has recognized each of the following entities as a NRMSIR:

J.J. Kenny                             Bond Buyer
65 Broadway                            395 Hudson Street
16th Floor                             3rd Floor
New York, NY 10006                     New York, NY 10014
(212) 770-4595                         (212) 870-3868

Moody's NRMSIR                         Disclosure, Inc.
Public Finance Information Center      5161 River Road
99 Church Street                       Bethesda, MD 20816
New York, NY 10707                     Attn: Document Acquisitions/Municipal
(800) 339-6306                               Securities
                                       (301) 951-1300

Bloomberg Financial Markets            Municipal Securities
c/o Municipal Repository               Disclosure Archive (MSDA)
Post Office Box 888                    559 Main Street
Princeton, NJ 08452-0888               Hudson, MA 01749
(800) 448-5678                         (800) 580-3670

and (ii) no SID has been created for the State of Florida. If, however, a SID is hereafter created for the State of Florida, the Borrower hereby agrees, at Borrower's sole cost and expense, to make all filings and provide all notices to such SID as squired by the Rule.

    Additionally, the requirements imposed hereby do not necessitate the preparation of any separate annual report addressing only the Bonds. The requirements may be met by the filing of a general annual information statement of the Borrower or AIMCO, provided such report includes all of the required information and is available by July 15. Additionally, the Borrower may incorporate any information provided in any prior filing with each NRMSIR or included in any final official statement or private placement memorandum of the Borrower provided such final official statement or private placement memorandum is filed with the MSRB or filed with the Securities and Exchange Commission.

    The Borrower reserves the right to modify from time to time the specific types of information provided or the format of the presentation of such information, to the extent necessary or appropriate in the judgment of the Borrower; provided that, the Borrower agrees that any such modification will be done in a manner consistent with the Rule.

    SECTION 11.3. BORROWER TO PROVIDE INFORMATION TO TRUSTEE. Notwithstanding the foregoing, the Borrower shall provide all of the filings and information required by Section 11.2 hereof to the Trustee for filing with the appropriate repositories. Such information shall be provided to the Trustee at least five Business Days prior to the date such information is required to be submitted to the repositories, in the case of annual filings. The Trustee shall notify the Issuer and the Borrower if such annual information is not received by the date required. Additionally, the Trustee shall notify the NRMSIRs and the SID, if any, of such failure. The

Trustee is acting solely as a dissemination agent with respect to its duties under this Section on behalf of the Issuer and the holders and beneficial owners of the Bonds and shall not be considered to be the agent of the Borrower when performing any actions required to be taken by the Trustee under this Section. The Trustee shall not have any obligation under this Section to investigate or determine whether any filing made under this Agreement complies with federal securities laws or rules.

    Promptly upon receipt of any filings by the Borrower, the Trustee shall distribute such filings to the NRMSIRs, SID and MSRB, as the case may be, as set forth in Section 11.2 hereof.

    SECTION 11.4. ISSUER NOT OBLIGATED. The Borrower acknowledges and agrees that the Issuer is not an "obligated person" (as defined in the Rule) with respect to the Bonds and represents that the Borrower is the only obligated person with respect to the Bonds. Notwithstanding any other provision of this Agreement, any failure by the Borrower to comply with any provisions of Section
11.1 and Section 11.2 shall not be a failure or a default, or an Event of Default, under this Agreement or the Trust Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Financing Agreement to be executed by their duly authorized representatives as of the date of execution set forth below.

[SEAL]
                                  HOUSING FINANCE AUTHORITY OF
                                   BROWARD CO, FLORIDA


ATTEST:
                                  By:  /s/ (illegible)
                                      --------------------------------
                                  Title: Chairman


/s/ Daisy Mallard
------------------------------
Secretary

                                  OTC APARMENTS LIMITED
                                    PARTNERSHIP
                                  By:  /s/ H. Alcock
                                      --------------------------------
                                  Title: Vice President, AIMCO/OTC QRS, Inc,
                                         General Partner



                                  THE BANK OF NEW YORK

                                  By: The Bank of New York Trust
                                       Company of Florida, N.A.,
                                       as agent

                                  By:  /s/  Elizabeth Flynn
                                      --------------------------------
                                       Authorized Signatory